UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 March 10, 2006
                Date of Report (Date of earliest event reported)

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    000-33167                 84-0448400
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)               File Number)           Identification No.)

       415 West Foothill Blvd, Suite 206, Claremont, California 91711-2766
       -------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (909) 626-2358
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02     Unregistered Sales of Equity Securities.

On March 10, 2006, the Company entered into a Stock Purchase Agreement with Guilian Li and Ziyang Zong, pursuant to which the Company agreed to issue 5,000,000 shares of our common stock in exchange for 6,000,000 Renminbi (RMB1.20 per share). (On March 10, 2006 the US$-RMB exchange rate as published by the State Administration of Foreign Exchange of the PRC was $1.00 US$ per 8.0492RMB.) Of the total purchase price for the stock, 30% is due 10 days from the effective date of the Stock Purchase Agreement and the balance must be paid to the Company 20 days from the effective date of the Agreement. The Company will issue certificates for the shares and deliver them to the purchaser when it has received the full purchase price.

In issuing the stock, the Company will rely on Section 4(2) of the Securities Act of 1993 and Rule 506 of Regulation D promulgated under the act for its exemption from the registration requirements of the act. No underwriters or brokers were used in the transaction and no underwriting or broker fees were paid. The Company expects to use the proceeds from the offering to pay-off its outstanding promissory note to Cornell Capital Partners LP, to pay outstanding payables of service providers, and use the balance for working capital. The purchaser was granted "piggy-back" registration rights in the event that the Company undertakes to register any of its shares. The registration rights, which are set forth in Exhibit A to the Stock Purchase Agreement, expire four years from the effective date of the Stock Purchase Agreement.


Item 9.01  Financial Statements and Exhibits

(d) Exhibits

    Exhibit No.     Exhibit Title
    -----------     -------------
    10.1            Stock Purchase Agreement between the Company and Guilian Li and Ziyang Zong, dated March 10, 2006.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


/s/ Wei Li                       March 14, 2006,  Chairman of Board of Directors
                                 and Chief Executive Officer

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Wei Li




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